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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 14, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


            KENTUCKY                                           61-0985936
 (State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 14, 2002, the board of directors of NS Group, Inc. (the "Company"), based on a recommendation of the audit committee, decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, effective immediately, and approved the selection of Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's independent public accountants for the year ending December 31, 2002.

         Arthur Andersen's reports on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits for the two most recent fiscal years and through the date hereof, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the Company's financial statements for such years. Also, during those years, there have been no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. Arthur Andersen has provided the Company with a letter dated May 14, 2002, addressed to the Commission, stating its agreement with the statements contained herein. A copy of such letter is filed as Exhibit 16.1 hereto.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
                  (c)      Exhibits

                  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 14, 2002

                  99.1     May 15, 2002 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NS GROUP, INC.

Date: May 21, 2002                     By:  /s/ Thomas J. Depenbrock
                                       -----------------------------
                                       Thomas J. Depenbrock
                                       Vice President, Treasurer and
                                       Chief Financial Officer




                                  EXHIBIT INDEX

No.                        Exhibit
---                        -------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 14, 2002

99.1                       May 15, 2002 Press Release